UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2025

PIMCO Asset-Based Lending Company LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56764	33-4188434
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Newport Center Drive, Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

(949) 720-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Operating Agreement

On October 1, 2025, PIMCO Asset-Based Lending Company LLC (the “Company”) entered into an Amended and Restated Operating Agreement (the “A&R Operating Agreement”) with Pacific Investment Management Company LLC (“PIMCO”), which amended and restated the Company’s Operating Agreement, dated as of June 12, 2025. The amendment and restatement effects certain changes, including the addition of Anchor III Shares, the removal of Class D Shares and other administrative changes.

The foregoing summary description of the A&R Operating Agreement does not purport to be complete and is qualified in its entirety by reference to the A&R Operating Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Dealer Manager Agreement

On September 29, 2025, the Company entered into an Amended and Restated Dealer Manager Agreement (“A&R Dealer Manager Agreement”) with PIMCO Investments LLC (the “Dealer Manager”), an affiliate of PIMCO and the Company. The A&R Dealer Manager Agreement modifies the previous Dealer Manager Agreement to include the Anchor III Shares and reflect other administrative changes.

The foregoing summary description of the A&R Dealer Manager Agreement does not purport to be complete and is qualified in its entirety by reference to the A&R Dealer Manager Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On September 1, 2025, the Company issued and sold the following unregistered shares of the Company (with the final number of shares being determined on September 26, 2025) to third party investors for cash:

Type	Number of Shares Sold	Aggregate Consideration
Series I
Anchor II Shares	4,957	$50,000
E Shares	19,791	200,000
Series II
Anchor I Shares	3,000,003	$30,365,413
Anchor II Shares	2,060,452	20,839,336
E Shares	2,700,204	27,360,000

The offer and sale of shares above were exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2), including Regulation D (for sales to accredited investors) and/or Regulation S (for sales to non-U.S. investors outside of the United States) thereunder.

Item 8.01	Other Events.

Net Asset Value

On September 26, 2025, PIMCO, in its capacity as the operating manager of the Company, determined the net asset value (“Net Asset Value”) per share, being the price at which sales of the Company’s shares are made, of the following types of the Company’s shares as of August 31, 2025:

Type	Net Asset Value per Share
Series I
Anchor II Shares	$10.09
E Shares	10.11
Series II
Anchor I Shares	$10.12
Anchor II Shares	10.11
Anchor III Shares	10.13
E Shares	10.13

As of September 26, 2025, there were no Anchor I, Anchor II-B, Standard A or Standard B Shares outstanding for Series I and no Anchor II-B, Standard A or Standard B Shares outstanding for Series II.

The Net Asset Value of the Company’s outstanding shares is also available on its websites at https://pimco.com/palcoseriesi or https://pimco.com/palcoseriesii, as applicable, but the contents of the websites are not incorporated by reference in or otherwise a part of this Current Report on Form 8-K.

For additional information, please see additional details included in Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amended and Restated Operating Agreement

10.2	Amended and Restated Dealer Manager Agreement

99.1	Net Asset Value as of August 31, 2025

104	Cover Page Interactive Data File, formatted in Inline XBRL

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIMCO ASSET-BASED LENDING COMPANY LLC

By:	/s/ Jason Mandinach
Name:	Jason Mandinach
Title:	Principal Executive Officer

Date: October 2, 2025